Exhibit X

Unaudited Condensed Semi-Annual Financial Statements as at June 30, 2016 - SEC Filing

EIB GROUP
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2016 UNDER IFRS
(in EUR '000)

			30.06.2016		31.12.2015				30.06.2016		31.12.2015
ASSETS			(Unaudited)			LIABILITIES AND EQUITY			(Unaudited)

1.	Cash in hand, balances with central banks and post office banks		177 933		206 175	1.	Amounts owed to credit institutions
							a) repayable on demand	9 728 965		14 583 951
2.	Treasury bills and other bills eligible for refinancing with central banks		56 716 317		49 988 628		b) with agreed maturity dates or periods of notice	1 666 660		839 879
									11 395 625		15 423 830
3.	Loans and advances to credit institutions					2.	Amounts owed to customers
	a) repayable on demand	990 500		1 009 018			a) repayable on demand	1 803 452		1 945 329
	b) other loans and advances	41 640 868		28 952 714			b) with agreed maturity dates or periods of notice	75 726		148 967
	c) loans (Note B)	126 443 078		127 343 716					1 879 178		2 094 296
			169 074 446		157 305 448
						3.	Debts evidenced by certificates (Note C)
4.	Loans and advances to customers						a) debt securities in issue	519 640 920		497 117 303
	a) other loans and advances	2 866 162		1 637 919			b) others	18 359 189		17 503 172
	b) loans (Note B)	331 869 560		334 123 904					538 000 109		514 620 475
	c) impairment on loans and advances, net of reversals	- 480 368		- 489 284
			334 255 354		335 272 539
5.	Debt securities including fixed-income securities					4.	Derivatives liabilities		36 599 789		29 679 232
	a) issued by public bodies	10 495 185		8 528 533
	b) issued by other borrowers	8 964 250		8 557 053		5.	Other liabilities		1 494 380		1 399 306
			19 459 435		17 085 586
						6.	Deferred Income		156 483		159 780
6.	Shares and other variable-yield securities		5 544 103		5 175 446
						7.	Provisions
7.	Derivative assets		72 029 843		64 904 139		a) pension plans and health insurance scheme	4 410 533		3 163 451
							b) provision for guarantees issued	56 473		102 991
8.	Non-current assets held for sale		0		2 219		c) provision for commitment on investment funds	0		1 392
									4 467 006		3 267 834
9.	Property, furniture and equipment		266 312		269 271	TOTAL LIABILITIES			593 992 570		566 644 753

10.	Investment property		512		0
						8.	Capital
11.	Intangible assets		13 562		12 208		a) subscribed	243 284 155		243 284 155
							b) uncalled	- 221 585 020		- 221 585 020
12.	Other assets		96 070		129 683				21 699 135		21 699 135
						9.	Consolidated reserves
13.	Subscribed capital and reserves, called but not paid		102 122		127 588		a) reserve fund	24 328 415		24 328 415
							b) additional reserves	4 497 526		2 205 500
14.	Prepayments		43 178		74 116		c) fair value reserve	2 144 856		2 074 342
							d) special activities reserve	6 776 060		5 933 881
							e) general loan reserve	3 305 458		3 318 610
									41 052 315		37 860 748

						10.	Result for the financial period		959 641		4 277 398

						Total equity attributable to the equity holders of the Bank			63 711 091		63 837 281

						11.	Non-controlling interests		75 526		71 012

						TOTAL EQUITY			63 786 617		63 908 293

TOTAL ASSETS			657 779 187		630 553 046	TOTAL LIABILITIES AND EQUITY			657 779 187		630 553 046

CONSOLIDATED INCOME STATEMENT FOR THE PERIOD ENDED JUNE 30, 2016 UNDER IFRS
(in EUR '000)

			H1 2016 (Unaudited)		H1 2015 (Unaudited)		2015

1.	Interest and similar income		11 175 178		11 315 464		22 399 422

2.	Interest expense and similar charges		- 9 419 623		- 9 648 133		- 19 137 839

3.	Income from shares and other variable-yield securities		68 298		42 881		122 927

4.	Fee and commission income		137 229		117 322		281 188

5.	Fee and commission expense		- 27 967		- 8 295		- 43 285

6.	Result on financial operations		- 608 112		630 324		1 552 935

7.	Other operating income		1 789		565		7 243

8.	Other operating expense		- 770		0		- 1 744

9.	Change in impairment on loans and advances and provisions for guarantees, net of reversals		11 383		- 46 042		- 47 566

10.	Change in impairment on shares and other variable-yield securities, net of reversals		1 940		- 1 888		- 10 249

11.	General administrative expenses
	a) staff costs	- 278 073		- 243 576		- 600 651
	b) other administrative costs	- 89 005		- 68 097		- 210 478
			- 367 078		- 311 673		- 811 129
12.	Depreciation and amortisation: property, furniture and equipment, investment property and intangible assets
	a) property, furniture and equipment	- 11 914		- 10 377		- 28 157
	b) investment property	- 19		- 81		- 161
	c) intangible assets	- 2 179		- 1 891		- 5 641
			- 14 112		- 12 349		- 33 959

13.	Result for the financial period		958 155		2 078 176		4 277 944
Attributable to:
14.	Non-controlling interests		1 486		0		- 546
15.	Equity holders of the Bank		959 641		2 078 176		4 277 398

CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME
FOR THE PERIOD ENDED JUNE 30, 2016 UNDER IFRS
(in EUR '000)

		H1 2016 (Unaudited)		H1 2015 (Unaudited)		2015

Result for the financial period		958 155		2 078 176		4 277 944

Other comprehensive income/loss

Items that will never be reclassified to the profit or loss:
Remeasurements of defined benefit liability		- 1 162 570		0		631 816

Items that are or may be reclassifed to profit or loss:
Available for sale financial assets - fair value reserve

1. Net unrealised gains and losses on financial assets available for sale	83 873		369 368		420 668

2. Impairment charges transferred to the consolidated income statement	0		0		7 128

3. Realised gains and losses transferred to the consolidated income statement	- 12 244		2 327		- 18 326

Total available for sale financial assets		71 629		371 695		409 470

Total other comprehensive income/loss		- 1 090 941		371 695		1 041 286

Total comprehensive income/loss		- 132 786		2 449 871		5 319 230

Attributable to:
Non-controlling interests		1 486		0		- 546
Equity holders of the Bank		- 131 300		2 449 871		5 318 684

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY UNDER IFRS
(in EUR '000)

For the half year ended June 30, 2016	Subscribed capital	Callable capital	Reserve fund	Additional reserves	Fair value reserve	Special activities reserve	General loan reserve	Result for the period before appropriation	Total	Non-controlling interests	Total consolidated equity

Balance at January 1, 2015	243 284 155	- 221 585 020	24 328 415	911 144	1 661 237	6 030 722	3 205 513	675 413	58 511 579	0	58 511 579

Profit	0	0	0	0	0	0	0	4 277 398	4 277 398	546	4 277 944
Other comprehensive income	0	0	0	631 816	409 470	0	0	0	1 041 286	0	1 041 286
Total comprehensive income	0	0	0	631 816	409 470	0	0	4 277 398	5 318 684	546	5 319 230
Appropriation of prior year's profit	0	0	0	659 157	0	- 96 841	113 097	- 675 413	0	0	0
Other	0	0	0	3 383	3 635	0	0	0	7 018	0	7 018
Movement of non-controlling interest subsidiary	0	0	0	0	0	0	0	0	0	70 466	70 466
Total transactions with owners of the Group	0	0	0	3 383	3 635	0	0	0	7 018	70 466	77 484

Balance at December 31, 2015	243 284 155	- 221 585 020	24 328 415	2 205 500	2 074 342	5 933 881	3 318 610	4 277 398	63 837 281	71 012	63 908 293

Profit	0	0	0	0	0	0	0	959 641	959 641	- 1 486	958 155
Other comprehensive income	0	0	0	- 1 162 570	71 629	0	0	0	- 1 090 941	0	- 1 090 941
Total comprehensive income	0	0	0	- 1 162 570	71 629	0	0	959 641	- 131 300	- 1 486	- 132 786
Appropriation of prior year's profit	0	0	0	3 448 371	0	842 179	- 13 152	- 4 277 398	0	0	0
Other	0	0	0	6 225	- 1 115	0	0	0	5 110	6 000	11 110
Total transactions with owners of the Group	0	0	0	6 225	- 1 115	0	0	0	5 110	6 000	11 110

Balance at June 30, 2016 (Unaudited)	243 284 155	- 221 585 020	24 328 415	4 497 526	2 144 856	6 776 060	3 305 458	959 641	63 711 091	75 526	63 786 617

CONSOLIDATED CASH FLOW STATEMENT FOR PERIOD ENDED JUNE 30, 2016 UNDER IFRS
(in EUR '000)

		H1 2016 (Unaudited)	H1 2015 (Unaudited)	2015
A.	Cash flows from operating activities:
	Result for the period	958 155	2 078 176	4 277 944
Adjustments for:
	Changes in impairment on loans and advances, net of reversals	- 8 916	54 500	67 910
	Change in impairment in respect of transferable securities held as financial fixed assets	0	0	10 050
	Change in provisions for pension plans and health insurance scheme	84 512	68 656	196 533
	Unwinding of discount relating to capital and reserve called, but not paid in	- 518	- 803	- 1 321
	Change in provisions for commitment on investment funds and guarantees issued	- 47 910	- 12 958	- 64 537
	Depreciation/amortisation on property, furniture and equipment, intangible assets and investment property	14 112	12 348	33 959
	Changes in impairment of shares and other variable-yield securities	724	1 889	2 865
	Held to maturity portfolio amortisation and accrued interest	24 613	23 576	46 969
	Change in fair value of available for sale and trading debt securities	- 46 480	98 687	82 066
	Change in fair value of put option	0	- 3 667	1 723
	Fair value adjustments on loans and associated swaps	646 879	- 1 861 620	- 1 285 566
	Fair value adjustments on borrowings and associated swaps	4 243 231	- 7 455 334	- 7 511 376
	Fair value adjustments on other derivatives	- 4 023 276	11 538 772	12 074 648
	Interest expense on non-controlling interest	23 204	10 490	27 625
	Effect of exchange rate changes	234 306	3 029 375	- 372 596
	Profit on operating activities	2 102 636	7 582 087	7 586 896

	Disbursements of loans and advances to credit institutions and customers	- 26 703 735	- 24 006 075	- 60 181 087
	Repayments of loans and advances to credit institutions and customers	25 939 780	27 056 275	55 807 348
	Change in deposits with central banks	28 162	- 162 423	- 92 189
	Net additions to treasury securities liquidity portfolios	602 401	- 1 295 573	- 13 688 723
	Net additions to available for sale venture capital operations	- 273 005	- 192 276	- 315 422
	Net additions to available for sale shares and other variable-yield securities	- 27 630	- 48 804	- 38 931
	Change in amounts owed to credit institutions and customers	- 4 243 323	2 489 854	7 934 057
	Change in interest accrued on cash and cash equivalents	18 839	- 161 274	- 2 003
	Change in prepayments	30 938	22 104	- 15 484
	Change in other assets	33 613	2 699	- 58 598
	Change in deferred income	- 3 297	- 46 313	- 28 933
	Change in other liabilities (excluding non-controlling interest)	72 769	- 4 172	64 656
	Net cash used from/(used in) operating activities	- 2 421 852	11 236 109	- 3 028 413

B.	Cash flows from investing activities:
	Securities from Long Term Hedge Portfolio matured during the year	1 164 000	69 900	149 900
	Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	- 3 250 448	- 3 430 056	- 5 530 328
	Redemption of loan substitutes included in the debt securities portfolios	1 536 170	2 501 763	3 271 280
	Purchase and disposal of property, furniture and equipment, intangible assets, investment property and non-current assets held for sale	- 10 800	- 8 227	- 43 665
	Net cash used from/(used in) investing activities	- 561 078	- 866 620	- 2 152 813

C.	Cash flows from financing activities:
	Issuance of debts evidenced by certificates	99 058 881	82 689 197	150 467 250
	Redemption of debts evidenced by certificates	- 78 897 795	- 74 121 081	- 153 006 233
	Member States' contribution	25 984	420 197	446 180
	Net change in cash related to acquisitions and disposals of share in subsidiary undertakings	1 862	0	28 685
	Dividend paid to non controlling interest	- 9 085	- 7 639	- 7 639
	Net cash used from/(used in) financing activities	20 179 847	8 980 674	- 2 071 757

Summary statement of cash flows
	Cash and cash equivalents at the beginning of the financial year	50 334 953	55 691 233	55 691 233
Net cash from:
	Operating activities	- 2 421 852	11 236 109	- 3 028 413
	Investing activities	- 561 078	- 866 620	- 2 152 813
	Financing activities	20 179 847	8 980 674	- 2 071 757
	Effect of exchange rate changes on cash held	491 107	- 1 832 943	- 1 896 703
	Cash and cash equivalents at the end of the financial period	68 022 977	73 208 453	50 334 953

Cash and cash equivalents are composed of:
	Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	33	118	113
	Money market securities maturing within three months of issue	33 709 997	39 175 972	24 364 058
Loans and advances to credit institutions and to customers:
	Repayable on demand	990 500	992 497	1 009 018
	Other loans and advances	33 322 447	33 039 866	24 961 764
		68 022 977	73 208 453	50 334 953

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER IFRS

NOTE A                          Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank (“the Bank”) as at June 30, 2016 do not include all of the information and footnotes required for complete financial statements, in accordance with IAS34 Interim Financial Reporting.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2016 is not necessarily indicative of the results that may be expected for the year ending December 31, 2016.

The audited consolidated financial statements as at and for the year ended December 31, 2015 were prepared in accordance with International Financial Reporting Standards (IFRS) as endorsed by the EU.  The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2016 are based on the same principles.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Bank’s annual report for the year ended December 31, 2015.

NOTE B                          Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before specific provisions) as at 30 June 2016	To intermediary credit institutions	Directly to final beneficiaries	Total

- Disbursed portion	126 443 078	331 869 560	458 312 638

- Undisbursed portion	27 613 268	77 731 555	105 344 823

Aggregate loans granted	154 056 346	409 601 115	563 657 461

Analysis of aggregate loans granted (before specific provisions) as at 31 December 2015	To intermediary credit institutions	Directly to final beneficiaries	Total

- Disbursed portion	127 343 716	334 123 904	461 467 620

- Undisbursed portion	29 992 525	76 060 873	106 053 398

Aggregate loans granted	157 336 241	410 184 777	567 521 018

The EIB is monitoring the developments of the political situation in the United Kingdom, namely as regards to consequences of the referendum held on June 23, 2016. In this context, it has been assessed that this event has not materially affected the financial position and performance of the Bank as at June 30, 2016.  The Bank will continue to monitor the evolution of the situation and the possible impact on its financial statements as necessary.

The disbursed exposure on borrowers located in the United Kingdom through the EIB’s lending activities amounted to EUR 35.1 bn at June 30, 2016 (end-2015: EUR 36.4 bn). The Bank had no direct exposure to the United Kingdom acting as borrower at the end of June 2016 and December 2015 whereas loans guaranteed by the United Kingdom amounted to EUR 1.1 bn at the end of June 2016 (December 31, 2015: 1.2 bn).

At the end of June 2016 and December 2015, the stake of the United Kingdom in the subscribed capital of the Bank amounted to EUR 39.2 bn, out of which EUR 3.5 bn have been called and paid.

NOTE C                          Debts evidenced by certificates (in EUR '000)
PAYABLE IN	OUTSTANDING AT 30.06.2016	AVERAGE RATE 30.06.2016	DUE DATES	OUTSTANDING AT 31.12.2015	AVERAGE RATE 31.12.2015

EUR	226 203 227	2.31	2016/2057	215 671 351	2.50
USD	147 211 115	1.71	2016/2058	142 227 743	1.77
GBP	55 692 547	3.03	2016/2054	61 582 809	2.99
AUD	11 933 403	4.87	2017/2042	11 940 499	4.83
CHF	8 592 500	2.09	2016/2036	8 624 153	2.09
JPY	7 369 344	1.14	2016/2053	6 721 225	1.18
SEK	5 423 060	3.11	2016/2039	5 089 398	3.29
NOK	5 232 222	2.75	2016/2033	4 749 990	3.06
TRY	4 148 355	7.70	2016/2024	4 332 385	7.62
CAD	3 382 067	2.11	2018/2045	3 214 857	2.11
ZAR	3 012 876	7.56	2017/2026	2 742 881	7.40
PLN	619 790	2.86	2017/2022	234 413	3.89
NZD	560 323	4.28	2017/2021	824 829	3.85
RUB	415 968	7.26	2016/2025	368 770	7.38
CZK	396 053	2.17	2017/2034	397 346	2.17
HUF	304 444	1.42	2016/2021	210 542	1.84
MXN	136 905	4.29	2020/2021	52 869	4.00
DKK	124 226	3.46	2024/2026	123 838	3.46
HKD	29 027	5.27	2017/2019	29 633	5.27
RON	19 454	0.00	2019/2019	52 608	7.99
CNY	-	-	2016/2016	63 247	4.10

Fair value adjustement on borrowings	57 193 203			45 365 089

TOTAL	538 000 109			514 620 475
The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at 30 June 2016 and EUR 500m in 2015). All such borrowings are hedged in full through structured swap operations.

NOTE D                          Commitment to purchase the remaining European Investment Fund (“EIF”) shares at a fixed price

As at June 30, 2016, the Bank holds 61.22% of the EIF’s subscribed capital (61.41% as at December 31, 2015).

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 426,952.68 per share as at June 30, 2016. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the disclosed unrealised gains in venture capital operations, the profit brought forward and the profit of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

Note E - Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2016 (Unaudited)		31.12.2015
Commitments

- EBRD capital uncalled		712 630		712 630

- Undisbursed loans (Note B)
credit institutions	27 613 268		29 992 525
customers	77 731 555		76 060 873
		105 344 823		106 053 398
- Undisbursed venture capital operations		5 248 924		4 331 292
- Undisbursed investment funds		580 449		581 804
- Borrowings launched but not yet settled		237 277		283 227
- Securities receivable		334 515		80 000
Contingent liabilities and guarantees:
- In respect of loans granted by third parties		7 664 015		6 893 417

Other items:
- Nominal value of interest-rate swaps incl. commitment		530 256 994		494 366 308
- Nominal value of currency swap contracts receivable		208 684 749		197 135 755
- Nominal value of currency swap contracts payable		196 967 481		181 735 328
- Nominal value of short-term currency swap contracts payable		47 488 807		35 158 296
- Nominal value of short-term currency swap contracts receivable		47 243 619		35 282 641
- Forward rate agreements		1 873 700		19 900 882
- Put option granted to EIF minority shareholders		733 131		710 825
- Currency forwards		631 351		460 381
- Currency swaps launched but not yet settled-payable		163 386		0
- Currency swaps launched but not yet settled-receivable		163 327		0
- Special deposits for service of borrowings		154 186		2 995

Note E - Commitments, contingent liabilities and other memorandum items (in EUR '000) (continued)

		30.06.2016		31.12.2015
(Unaudited)
Assets held on behalf of third parties:
- Investment Facility - Cotonou	2 560 090		2 557 264
- Guarantee Fund	2 351 764		2 343 091
- NER300	2 111 645		2 124 266
- JESSICA (Holding Funds)	1 543 585		1 634 825
- InnovFin (incl. InnovFin SME Guarantee)	1 022 554		932 449
- RSFF (incl. RSI)	917 052		927 273
- EU-Africa Infrastructure Trust Fund	669 445		678 844
- CEF	481 064		474 322
- Special Section	413 274		443 741
- GF Greece	303 671		302 826
- JEREMIE	276 409		355 052
- COSME LGF & EFG	186 136		164 018
- ENPI	145 339		153 027
- SMEG 2007	126 615		107 861
- GIF 2007	114 953		94 711
- Funds of Funds (JESSICA II)	98 774		99 080
- AECID	75 375		76 360
- WB EDIF	58 463		50 451
- GAGF	53 767		54 704
- NIF Trust Fund	50 439		54 302
- FEMIP Trust Fund	49 877		53 176
- European Technology Facility	46 952		3 321
- TTA Turkey	39 791		44 632
- HIPC	35 453		35 468
- ESIF	32 927		7 506
- EaSI	26 604		9 850
- Risk Capital Facility for South Neighbourhood	21 200		0
- MAP guarantee	19 880		22 862
- EPTA Trust Fund	19 655		21 545
- SME Guarantee Facility	17 407		16 114
- Student Loan Guarantee Facility	14 862		15 783
- IPA II	14 447		15 220
- SME initiative Malta	13 502		0
- Natural Capital Financing Facility	11 300		11 750
- Private Finance for Energy Efficiency Instrument	11 161		11 848
- G43 Trust Fund	10 579		10 711
- RDI Advisory	8 743		2 403
- BIF	4 941		5 297
- MAP Equity	4 048		32 370
- PGFF	4 042		5 851
- EFSI-EIAH	2 916		3 185
- Fl compass advisory platform	2 034		0
- Bundesministerium für Wirtschaft and Technolgie	1 993		2 361
- EPPA	1 980		1 979
- GEEREF Technical Support Facility	1 396		1 451
- InnovFin Equity	687		79 363
- LFA-EIF Facility	581		521
- TTP	426		1 308
- SME initiative Spain	409		285
- MDD	162		67
- GEEREF	95		95
- GGF	5		5
		13 980 469		14 044 794

EIB GROUP – EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2016 (in EUR '000)

		EU Accounting Directives		Adjustment		IFRS
ASSETS			30/06/2016		Ref.		30/06/2016
1.	Cash in hand, balances with central banks and post office banks		177 933	0			177 933

2.	Treasury bills and other bills eligible for refinancing with central banks		56 586 044	130 273	A.1		56 716 317

3.	Loans and advance to credit institutions
	a) repayable on demand	990 500		0		990 500
	b) other loans and advances	41 653 589		- 12 721	B.2	41 640 868
	c) loans	124 124 727		2 318 351	B.2	126 443 078
			166 768 816				169 074 446

4.	Loans and advances to customers
	a) other loans and advances	2 866 766		- 604	B.2	2 866 162
	b) loans	304 785 497		27 084 063	B.2	331 869 560
	c) impairment on loans and advances, net of reversals	- 511 516		31 148	G	- 480 368
			307 140 747				334 255 354

5.	Debt securities including fixed-income securities
	a) issued by public bodies	10 481 700		13 485	A.1	10 495 185
	b) issued by other borrowers	8 923 125		41 125	A.1	8 964 250
			19 404 825				19 459 435

6.	Shares and other variable-yield securities		3 909 888	1 634 215	A.2		5 544 103

7.	Derivative assets		0	72 029 843	B.1, B.3		72 029 843

8.	Property, furniture and equipment		266 824	- 512	C		266 312

9.	Investment property		0	512	C		512

10.	Intagible assets		13 562	0			13 562

11.	Other assets		96 244	- 174	B.1		96 070

12.	Subscribed capital and reserves, called but not paid		103 933	- 1 811	F		102 122

13.	Prepayments		27 010 662	- 26 967 484	A.1, B.1, B.2, B.3		43 178

	TOTAL ASSETS		581 479 478				657 779 187

LIABILITIES AND EQUITY			30/06/2016		Ref.		30/06/2016
1.	Amounts owed to credit institutions
	a) repayable on demand	9 731 670		- 2 705	B.3	9 728 965
	b) with agreed maturity dates or periods of notice	1 666 747		- 87	B.3	1 666 660
			11 398 417				11 395 625
2.	Amounts owed to customers
	a) repayable on demand	1 803 452		0		1 803 452
	b) with agreed maturity dates or periods of notice	75 729		- 3	B.3	75 726
			1 879 181				1 879 178

3.	Debts evidenced by certificates
	a) debt securities in issue	465 714 305		53 899 615	B.3	519 640 920
	b) others	15 065 601		3 293 588	B.3	18 359 189
			480 806 906				538 000 109

4.	Derivatives liabilities		0	36 599 789	B.1, B.3		36 599 789

5.	Other liabilities		887 264	607 116	B.1, B.2, E		1 494 380

6.	Deferred income		17 936 967	- 17 780 484	A.1, B.1, B.2, B.3		156 483

7.	Provisions
	a) pension plans and health insurance scheme	2 385 745		2 024 788	D	4 410 533
	b) provisions for guarantees issued	56 473		0		56 473
			2 442 218				4 467 006

	TOTAL LIABILITIES		515 350 953				593 992 570

8.	Capital
	a) subscribed	243 284 155		0		243 284 155
	b) uncalled	- 221 585 020		0		- 221 585 020
			21 699 135				21 699 135
9.	Consolidated reserves
	a) reserve funds	24 328 415		0		24 328 415
	b) additional reserves	7 531 393		- 3 033 867	D	4 497 526
	c) fair value reserve	0		2 144 856	A.1, A.2	2 144 856
	d) special activities reserve	6 776 060		0		6 776 060
	e) general loan reserve	3 305 458		0		3 305 458
			41 941 326				41 052 315

10.	Profit for the financial period		1 713 072	- 753 431	A.1, A.2, B.1, B.2, B.3, D, E, F, G		959 641

11.	Equity attributable to non-controlling interests		774 992	- 699 466	E		75 526

	TOTAL EQUITY		66 128 525				63 786 617

	TOTAL LIABILITIES AND EQUITY		581 479 478				657 779 187

EIB GROUP – EU ACCOUNTING DIRECTIVESD TO IFRS RECONCILIATION
Consolidated income statement for the half year ended June 30, 2016 (in EUR '000)

		EU Accounting Directives		Adjustment		IFRS
			H1 2016		Ref.		H1 2016

1.	Interest and similar income		11 167 677	7 501	F, B.1, B.2		11 175 178

2.	Interest expense and similar charges		- 9 392 498	- 27 125	B.1, B.2, B.3, D, E, F		- 9 419 623

3.	Income from shares and other variable-yield securites		68 298	0			68 298

4.	Fee and commission income		137 229	0			137 229

5.	Fee and commission expense		- 27 967	0			- 27 967

6.	Result on financial operations		53 006	- 661 118	A.1, A.2, B.1, B.2, B.3		- 608 112

7.	Other operating income		1 789	0			1 789

8.	Other operating expense		0	- 770	H		- 770

9.	Change in impairment on loans and advances and provisions for guarantees, net of reversals		118 664	- 107 281	G		11 383

10.	Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities, net of reversals		0	1 940	A.1, A.2		1 940

11.	General administrative expenses
	a) staff costs	- 297 812			D	- 278 073
	b) other administrative costs	- 86 616			D, H	- 89 005
			- 384 428	17 350			- 367 078

12.	Depreciation and amortisation: property, furniture and equipment, investment property and intangible assets
	a) property, furniture and equipment	- 11 933		19	C	- 11 914
	b) investment property	0		- 19	C	- 19
	c) intangible assets	- 2 179		0		- 2 179
			-14 112				- 14 112

13.	Profit for the financial period		1 727 658				958 155

14.	Profit attributable to non-controlling interests		- 14 586	16 072	E		1 486

15.	Profit attributable to equity holders of the Bank		1 713 072				959 641

Valuation and income recognition differences between IFRS and EU Accounting Directives

A		Financial assets classified as available-for-sale
	1	Debt securities portfolio

Under EU Accounting Directives, debt securities portfolios are recorded at market value. The value adjustments are reported under "Net result on financial operations" in the profit and loss for the period in which they are made.

Accrued interest is recorded under balance sheet items "Prepayments and accrued income" or "Accruals and deferred income".
Under IFRS, debt securities portfolios are carried at fair value with changes in fair value reflected directly in equity.
Impairment is recognised in the profit and loss for the year when negative changes in the fair valuation are other than temporary. It is reported separately on the face of the income statement.
Accrued interest and accrued discounts / premiums are reported on the balance sheet within the balance of the instrument to which they relate.
	2	Shares and other variable-yield securities

Under EU Accounting Directives, shares and other variable-yield securities are initially recorded at acquisition cost. Their carrying value is adjusted to the lower of cost or market value at subsequent measurement at the balance sheet date.

Under IFRS, shares and other variable-yield securities are carried at fair value with changes in fair value reflected directly in equity.
Impairment is recognised in the profit and loss for the year when negative changes in the fair valuation are other than temporary. It is reported separately on the face of the income statement.

B		Financial assets and liabilities designated at fair value through profit or loss
	1		Derivative assets and liabilities
		a	Treasury derivatives
Under EU Accounting Directives, derivative instruments in the Bank's available for sale and trading portfolios are marked to market and recorded under "Other assets" or "Other liabilities".
Issuance fees are not amortised and they are recorded under "Interest payable and similar charges".
Interest accrued under derivative instruments is presented under "Prepayments and accrued income" and "Accruals and deferred income".

Under EU Accounting Directives, the amortisation of premium discount of FX swaps and FX forwards are recorded under "Interest payable and similar expense" and "Interest receivable and similar income", while under IFRS it is under "Result on financial operations".

Under IFRS, all derivative assets and liabilities are recognised on balance sheet as such and carried at their replacement values.

With the application of IFRS 13, Credit valuation adjustments (CVA), reflecting counterparty credit risk on derivative transactions, and Debit valuation adjustments (DVA), reflecting own credit risk on derivative transactions are included in the fair valuations of derivatives.

Changes in fair values of derivatives are recognised in the income statement.
		b	Hedging derivatives
Under EU Accounting Directives, hedging derivative instruments are not recognised on the balance sheet. They are carried off balance sheet at nominal amount.
Interest accrued under derivative instruments is presented under "Prepayments and accrued income" and "Accruals and deferred income".
Issuance fees and redemption premiums or discounts are amortised over the period to maturity of the related derivatives under "Interest payable and similar expense".
Under IFRS, all derivative assets and liabilities are recognised on balance sheet and carried at their replacement values.
Issuance fees and redemption premiums or discounts are recognised in the income statement under "Result on financial operations".

With the application of IFRS 13, Credit valuation adjustments (CVA), reflecting counterparty credit risk on derivative transactions, and Debit valuation adjustments (DVA), reflecting own credit risk on derivative transactions are included in the fair valuations of derivatives.

Under IFRS, EIB has two transactions that meet the offsetting of financial assets and financial liabilities criteria.
Changes in fair values of derivatives are recognised in the income statement.

2	Loans and advances

Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under balance sheet items "Prepayments and accrued income" or "Accruals and deferred income".

Under EU Accounting Directives, the front-end fees on loans are amortised and recognised in the income statement under "Interest and similar income".

Under IFRS certain loans are classified on initial recognition as "fair value loans" and valued at fair value through profit or loss. Accrued interest is reported on the balance sheet within the balance of the asset to which it relates.

Under IFRS the front-end fees on loans are recognised under "Result on financial operations" in the income statement for the loans that are measured at fair value.
Under IFRS the front-end fees on loans are recognised in balance sheet under "Loans and advances to customers/credit institutions" for the loans that are treated at amortised cost.
Transitory accounts on loans are reclassified from other liabilities to the loan balance to which they relate.
Changes in fair values of loans are recognised in the income statement.
3	Borrowings
Under EU Accounting Directives, borrowings are recorded at amortised cost. Accrued interest is recorded under balance sheet item "Accruals and deferred income".

Under IFRS, EIB applies the fair value option to a significant portion of its issued debt. Accrued interest is reported on the balance sheet within the balance of the debt instrument to which it relates.

Issuance fees and redemption premiums or discounts are amortised over the period to maturity of the related borrowings, unless those borrowings are measured at fair value, in which case the recognition in the income statement is under "Result on financial operations".

With the application of IFRS 13, own credit adjustments (OCA), reflecting own credit risk on unquoted or illiquid borrowings hedged by swaps, is calculated.
Under IFRS, EIB has one transaction that meets the offsetting of financial assets and financial liabilities criteria.
Changes in fair values of borrowings are recognised in the income statement.

C	Non-current assets held for sale and Investment property

Non-current assets classified as held for sale include assets reclassified from investment property for which the sale is highly probable and the asset is available for immediate sale in its current condition.

They are classified as held for sale as their carrying amount will be recovered through a sale transaction rather than through continuing use and are measured at the lower of carrying amount and fair value less costs to sell.

Investment property category is not used under EU Accounting Directives. Assets in this category under IFRS are reported in the "Tangible Assets" category under EU Accounting Directives. Under IFRS, assets in this category are held under the historical cost model.

D	Pension funds

Under EU Accounting Directives, a 10% corridor approach is adopted, whereby prior year cumulative actuarial surpluses or deficits in excess of 10% of the commitments for retirement benefits are recognised over the average remaining service lives of the plan's participants.

Under IFRS, the Group applies IAS 19 revised for determining the income or expense related to its post-employment defined benefit plans.

Cumulative actuarial surpluses and deficits are recognised in full in "Other comprehensive income". Net interest cost is recognised in the income statement under "Interest expense and similar charges".

E	Non-controlling interest adjustment
The Bank, the European Investment Fund (the EIF) and the European Progress Microfinance Fund (the EUMPF) together are defined as the Group.
EIB granted a put option to the minority shareholders on their entire holding of one of its subsidiaries, the EIF.
Under EU Accounting Directives, this put option does not influence the accounting treatment of minority interest on consolidation.
Under IFRS, the put option results in the non-controlling interest balance being classified as liability rather than equity and being carried at fair value through profit or loss.
The non-controlling interest in the IFRS profit for the year is therefore included in the interest expense for the year. Fair value adjustment is reported under "Interest expense and similar charges".

F	Subscribed capital and reserves, called but not paid
Under EU Accounting Directives, the caption "Subscribed capital and reserves, called but not paid" contains net receivable from the new Member State, Croatia.
Under IFRS, the capital and reserves to be received are discounted using discounted cash flow method.
Discounted interest is reported under "Interest expense and similar charges" and its amortisation under "Interest and similar income".

G	Change in impairment on loans and advances and provisions for guarantees, net of reversals

Impairment loss is recognised in profit and loss and the amount of the loss is measured as the difference between the carrying value and the present value of estimated future cash flows discounted at the instrument’s original effective interest rate.

Impairment loss is recognised in the profit and loss for the year when negative changes in the fair valuation are other than temporary.
It is reported separately on the face of the consolidated income statement under the caption "Change in impairment on loans and advances and provisions for guarantees, net of reversals".
Under IFRS, any impairment already recognised in the statutory accounts under EUGAAP for loans that are treated under the fair value option, is fully reversed.

H	Other operating expense

This caption relates to fees and administrative charges in relation to the EUMPF only. Under EU Accounting Directives they are recorded under "General administrative expenses b) other administrative costs" under profit and loss.

EIB GROUP
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2016 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

			30.06.2016		31.12.2015				30.06.2016		31.12.2015
ASSETS			(Unaudited)			LIABILITIES			(Unaudited)

1.	Cash in hand, balances with central banks and post office banks		177 933		206 175	1.	Amounts owed to credit institutions
							a) repayable on demand	9 731 670		14 586 348
2.	Treasury bills and other bills eligible for refinancing with central banks		56 586 044		49 837 611		b) with agreed maturity dates or periods of notice	1 666 747		839 890
									11 398 417		15 426 238
3.	Loans and advances to credit institutions					2.	Amounts owed to customers
	a) repayable on demand	990 500		1 009 018			a) repayable on demand	1 803 452		1 945 329
	b) other loans and advances	41 653 589		28 956 237			b) with agreed maturity dates or periods of notice	75 729		148 977
	c) loans (Note B)	124 124 727		125 723 124					1 879 181		2 094 306
			166 768 816		155 688 379
						3.	Debts evidenced by certificates (Note C)
4.	Loans and advances to customers						a) debt securities in issue	465 741 305		453 832 332
	a) other loans and advances	2 866 766		1 638 289			b) others	15 065 601		15 423 054
	b) loans (Note B)	304 785 497		313 227 315					480 806 906		469 255 386
	c) value adjustments	- 511 516		- 625 547
			307 140 747		314 240 057
5.	Debt securities including fixed-income securities					4.	Other liabilities		887 264		778 289
	a) issued by public bodies	10 481 700		8 478 213
	b) issued by other borrowers	8 923 125		8 526 278		5.	Accruals and deferred income		17 936 967		17 479 664
			19 404 825		17 004 491
						6.	Provisions
6.	Shares and other variable-yield securities		3 909 888		3 608 419		a) pension plans and health insurance scheme	2 385 745		2 289 215
							b) provision for guarantees issued	56 473		102 991
7.	Intangible assets		13 562		12 208		c) provision for commitment on investment funds	0		1 392
									2 442 218		2 393 598
8.	Tangible assets		266 824		271 490
						7.	Subscribed capital
9.	Other assets		96 244		130 396		a) subscribed	243 284 155		243 284 155
							b) uncalled	- 221 585 020		- 221 585 020
10.	Subscribed capital and reserves, called but not paid		103 933		129 917				21 699 135		21 699 135

11.	Prepayments and accrued income		27 010 662		30 682 589	8.	Reserves
							a) reserve fund	24 328 415		24 328 415
							b) additional reserves	7 531 393		5 554 033
							c) special activities reserve	6 776 060		5 933 881
							d) general loan reserve	3 305 458		3 318 610
									41 941 326		39 134 939

						9.	Profit for the financial period		1 713 072		2 801 030

						10.	Equity attributable to minority interest		774 992		749 147

	TOTAL ASSETS		581 479 478		571 811 732		TOTAL LIABILITIES		581 479 478		571 811 732

CONSOLIDATED PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED JUNE 30, 2016 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

			H1 2016		H1 2015		2015
			(Unaudited)		(Unaudited)

1.	Interest receivable and similar income		11 167 677		11 310 015		22 646 996

2.	Interest payable and similar charges		- 9 392 498		- 9 642 352		- 19 176 696

3.	Income from securities		68 298		42 881		122 927

4.	Commissions receivable		137 229		117 322		281 188

5.	Commissions payable		- 27 967		- 8 295		- 43 285

6.	Net result on financial operations		53 006		- 17 846		- 37 804

7.	Other operating income		1 789		565		7 243

8.	General administrative expenses
	a) staff costs	- 297 812		- 284 651		- 593 984
	b) other administrative expenses	- 86 616		- 64 638		- 205 397
			- 384 428		- 349 289		- 799 381
9.	Value adjustments in respect of intangible and tangible assets
	a) tangible assets	- 11 933		- 10 457		- 28 318
	b) intangible assets	- 2 179		- 1 891		- 5 641
			- 14 112		- 12 348		- 33 959
10.	Value adjustments in respect of transferable securities held as financial fixed assets		0		0		- 10 050

11.	Value adjustments in respect of loans and advances and provisions for contigent liabilities		118 664		- 116 892		- 124 771

12.	Profit for the financial period		1 727 658		1 323 761		2 832 408

13.	Profit attributable to minority interest		- 14 586		- 5 733		- 31 378

14.	Profit attributable to equity holders of the Bank		1 713 072		1 318 028		2 801 030

CONSOLIDATED CASH FLOW STATEMENT
 FOR THE PERIOD ENDED JUNE 30, 2016 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

		H1 2016 (Unaudited)	H1 2015 (Unaudited)	2015

A.	Cash flows from operating activities:
	Profit for the financial period	1 727 658	1 323 761	2 832 408
Adjustment for:
	Change in value adjustments on loans and advances	- 110 125	125 350	145 354
	Change in value adjustments in respect of transferable securities held as financial fixed assets	0	0	10 050
	Change in provisions on pension plans and health insurance scheme	96 530	105 771	211 466
	Change in provisions for commitment on investment funds and guarantees issued	- 47 910	- 12 958	- 64 537
	Value adjustments in respect of tangible and intangible assets	14 112	12 348	33 959
	Value (re-)adjustments in respect of shares and other variable-yield securities	- 834	- 54 869	- 164 548
	Held to maturity portfolio amortisation	13 830	22 391	43 252
	Effect of exchange rate changes	233 923	3 058 984	- 377 173
	Profit on operating activities	1 927 184	4 580 778	2 670 231

	Disbursements of loans and advances to credit institutions and customers	- 26 703 735	- 24 006 075	- 60 181 087
	Repayments of loans and advances to credit institutions and customers	25 939 780	27 056 275	55 807 348
	Change in deposits with central banks	28 162	- 162 423	- 92 189
	Change in treasury securities liquidity portfolios	528 882	- 1 191 511	- 13 596 762
	Change in venture capital operations included in shares and other variable-yield securities	- 273 005	- 192 276	- 315 422
	Change in shares and other variable-yield securities excluding venture capital operations	- 27 630	- 48 804	- 38 931
	Change in amounts owed to credit institutions and customers	- 4 242 946	2 489 919	7 936 408
	Change in prepayments and accrued income	- 1 798 861	- 8 526 780	- 3 972 182
	Change in other assets	33 346	2 669	- 58 467
	Change in short term treasury derivatives valutions	- 9 787	- 3 509	- 11 853
	Change in accruals and deferred income	2 057 190	11 095 826	8 785 281
	Change in other liabilities	119 568	142 020	39 212
	Net cash used from/(used in) financing activities	- 2 421 852	11 236 109	- 3 028 413

B.	Cash flows from investing activities:
	Securities from Long Term Hedge Portfolio matured during the year	1 164 000	69 900	149 900
	Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	- 3 250 448	- 3 430 056	- 5 503 328
	Redemption of loan subsititutes included in the debt securities portfolio	1 536 170	2 501 763	3 271 280
	Purchase and disposal of tangible and intangible assets	- 10 800	- 8 227	- 43 665
	Net cash used from/(used in) financing activities	- 561 078	- 866 620	- 2 152 813

C.	Cash flows from financing activities:
	Issuance of debts evidenced by certificates	99 058 881	82 689 197	150 467 250
	Redemption of debts evidenced by certificates	- 78 897 795	- 74 121 081	- 153 006 233
	Member States’ contribution	25 984	420 197	446 180
	Net change in cash related to acquisitions and disposals of share in subsidiary undertakings	1 862	0	28 685
	Dividend paid to minority interest	- 9 085	- 7 639	- 7 639
	Net cash used from/(used in) financing activities	20 179 847	8 980 674	- 2 071 757

Summary statement of cash flows:
	Cash and cash equivalents at the beginning of the financial year	50 334 953	55 691 233	55 691 233
Net cash from:
	Operating activities	- 2 421 852	11 236 109	- 3 028 413
	Investing activities	- 561 078	- 866 620	- 2 152 813
	Financing activities	20 179 847	8 980 674	- 2 071 757
	Effects of exchange rate changes on cash held	491 107	- 1 832 943	1 896 703
	Cash and cash equivalents at the end of the financial period	68 022 977	73 208 453	50 334 953

Cash and cash equivalents are composed of:
	Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	33	118	113
	Money market securities maturing within three months of issue	33 709 997	39 175 972	24 364 058
Loans and advances to credit institutions and to customers:
	Repayable on demand	990 500	992 497	1 009 018
	Other loans and advances	33 322 447	33 039 866	24 961 764
		68 022 977	73 208 453	50 334 953

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A	Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank (the “Bank”) as at June 30, 2016 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2016 is not necessarily indicative of the results that may be expected for the year ending December 31, 2016.

The audited consolidated financial statements as at and for the year ended December 31, 2015 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of 8 December 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of 27 September 2001, by Directive 2003/51/EC of 18 June 2003 and by Directive 2006/46/EC of 14 June 2006.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Bank’s annual report for the year ended December 31, 2015.

NOTE B	Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before specific provisions) as at 30 June 2016	To intermediary credit institutions	Directly to final beneficiaries	Total

- Disbursed portion	124 124 727	304 785 497	428 910 224

- Undisbursed portion	27 613 268	77 731 555	105 344 823

Aggregate loans granted	151 737 995	382 517 052	534 255 047

Analysis of aggregate loans granted (before specific provisions) as at 31 December 2015	To intermediary credit institutions	Directly to final beneficiaries	Total

- Disbursed portion	125 723 124	313 227 315	438 950 439

- Undisbursed portion	29 992 525	76 060 873	106 053 398

Aggregate loans granted	155 715 649	389 288 188	545 003 837

The EIB is monitoring the developments of the political situation in the United Kingdom, namely as regards to consequences of the referendum held on June 23, 2016. In this context, it has been assessed that this event has not materially affected the financial position and performance of the Bank as at June 30, 2016.  The Bank will continue to monitor the evolution of the situation and the possible impact on its financial statements as necessary.

The disbursed exposure on borrowers located in the United Kingdom through the EIB’s lending activities amounted to EUR 35.1 bn at June 30, 2016 (end-2015: EUR 36.4 bn). The Bank had no direct exposure to the United Kingdom acting as borrower at the end of June 2016 and December 2015 whereas loans guaranteed by the United Kingdom amounted to EUR 1.1 bn at the end of June 2016 (December 31, 2015: 1.2 bn).

At the end of June 2016 and December 2015, the stake of the United Kingdom in the subscribed capital of the Bank amounted to EUR 39.2 bn, out of which EUR 3.5 bn have been called and paid.

NOTE C	Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING	AVERAGE RATE	DUE DATES	OUTSTANDING	AVERAGE RATE
	AT 30.06.2016	30.06.2016		AT 31.12.2015	31.12.2015

EUR	226 203 227	2.31	2016/2057	215 671 351	2.50
USD	147 211 115	1.71	2016/2058	142 227 743	1.77
GBP	55 692 547	3.03	2016/2054	61 582 809	2.99
AUD	11 933 403	4.87	2017/2042	11 940 499	4.83
CHF	8 592 500	2.09	2016/2036	8 624 153	2.09
JPY	7 369 344	1.14	2016/2053	6 721 225	1.18
SEK	5 423 060	3.11	2016/2039	5 089 398	3.29
NOK	5 232 222	2.75	2016/2033	4 749 990	3.06
TRY	4 148 355	7.70	2016/2024	4 332 385	7.62
CAD	3 382 067	2.11	2018/2045	3 214 857	2.11
ZAR	3 012 876	7.56	2017/2026	2 742 881	7.40
PLN	619 790	2.86	2017/2022	234 413	3.89
NZD	560 323	4.28	2017/2021	824 829	3.85
RUB	415 968	7.26	2016/2025	368 770	7.38
CZK	396 053	2.17	2017/2034	397 346	2.17
HUF	304 444	1.42	2016/2021	210 542	1.84
MXN	136 905	4.29	2020/2021	52 869	4.00
DKK	124 226	3.46	2024/2026	123 838	3.46
HKD	29 027	5.27	2017/2019	29 633	5.27
RON	19 454	0.00	2019/2019	52 608	7.99
CNY	-	-	2016/2016	63 247	4.10
TOTAL	480 806 906			469 255 386
The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value:  EUR 500m at 30 June 2016 and EUR 500m in 2015). All such borrowings are hedged in full through structured swap operations.

NOTE D	Commitment to purchase the remaining European Investment Fund (“EIF”) shares at a fixed price

As at June 30, 2016, the Bank holds 61.22% of the EIF’s subscribed capital (61.41% as at December 31, 2015).

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 426,952.68 per share as at June 30, 2016. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the disclosed unrealised gains in venture capital operations, the profit brought forward and the profit of the year.

The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

Note E – Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2016		31.12.2015
(Unaudited)
Commitments:
- EBRD capital uncalled		712 630		712 630

- Undisbursed loans (Note B)
credit institutions	27 613 268		29 992 525
customers	77 731 555		76 060 873
		105 344 823		106 053 398
- Undisbursed venture capital operations		5 248 924		4 331 292
- Undisbursed investment funds		580 449		581 804
- Borrowings launched but not yet settled		237 277		283 227
- Securities receivable		334 515		80 000
Contingent liabilities and guarantees:
- In respect of loans granted by third parties		7 664 015		6 893 417

Other items:
- Nominal value of interest-rate swaps incl. commitment		530 256 994		494 366 308
- Nominal value of currency swap contracts receivable		208 684 749		197 135 755
- Nominal value of currency swap contracts payable		196 967 481		181 735 328
- Nominal value of short-term currency swap contracts payable		47 488 807		35 158 296
- Nominal value of short-term currency swap contracts receivable		47 243 619		35 282 641
- Forward rate agreements		1 873 700		19 900 882
- Put option granted to EIF minority shareholders		733 131		710 825
- Currency forwards		631 351		460 381
- Currency swaps launched but not yet settled-payable		163 386		0
- Currency swaps launched but not yet settled-receivable		163 327		0
- Special deposits for service of borrowings		154 186		2 995

Note E – Commitments, contingent liabilities and other memorandum items (in EUR '000) (continued)

		30.06.2016		31.12.2015
(Unaudited)

Assets held on behalf of third parties:
- Investment Facility – Cotonou	2 560 090		2 557 264
- Guarantee Fund	2 351 764		2 343 091
- NER300	2 111 645		2 124 266
- JESSICA (Holding Funds)	1 543 585		1 634 825
- InnovFin (incl. InnovFin SME Guarantee)	1 022 554		932 449
- RSFF (incl. RSI)	917 052		927 273
- EU-Africa Infrastructure Trust Fund	669 445		678 844
- CEF	481 064		474 322
- Special Section	413 274		443 741
- GF Greece	303 671		302 826
- JEREMIE	276 409		355 052
- COSME LFG & EFG	186 136		164 018
- ENPI	145 339		153 027
- SMEG 2007	126 615		107 861
- GIF 2007	114 953		94 711
- Funds of Funds (JESSICA II)	98 774		99 080
- AECID	75 375		76 360
- WB EDIF	58 463		50 451
- GAGF	53 767		54 704
- NIF Trust Fund	50 439		54 302
- FEMIP Trust Fund	49 877		53 176
- European Technology Facility	46 952		3 321
- TTA Turkey	39 791		44 632
- HIPC	35 453		35 468
- ESIF	32 927		7 506
- EaSI	26 604		9 850
- Risk Capital Facility for South Neighbourhood	21 200		0
- MAP guarantee	19 880		22 862
- EPTA Trust Fund	19 655		21 545
- SME Guarantee Facility	17 407		16 114
- Student Loan Guarantee Facility	14 862		15 783
- IPA II	14 447		15 220
- SME Initiative Malta	13 502		0
- Natural Capital Financing Facility	11 300		11 750
- Private Finance for Energy Efficiency Instrument	11 161		11 848
- G43 Trust Fund	10 579		10 711
- RDI Advisory	8 743		2 403
- BIF	4 941		5 297
- MAP Equity	4 048		32 370
- PGFF	4 042		5 851
- EFSI-EIAH	2 916		3 185
- FI compass advisory platform	2 034		0
- Bundesministerium für Wirtschaft und Technologie	1 993		2 361
- EPPA	1 980		1 979
- GEEREF Technical Support Facility	1 396		1 451
- InnovFin Equity	687		79 363
- LFA-EIF Facility	581		521
- TTP	426		1 308
- SME Initiative Spain	409		285
- MDD	162		67
- GEEREF	95		95
- GGF	5		5
		13 980 469		14 044 794

EIB BALANCE SHEET AS AT JUNE 30, 2016 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

			30.06.2016		31.12.2015				30.06.2016		31.12.2015
ASSETS			(Unaudited)			LIABILITIES			(Unaudited)

1.	Cash in hand, balances with central banks and post office banks		177 933		206 175	1.	Amounts owed to credit institutions
							a) repayable on demand	9 731 670		14 586 348
2.	Treasury bills and other bills eligible for refinancing with central banks		55 321 762		48 569 206		b) with agreed maturity dates or periods of notice	1 666 747		839 890
									11 398 417		15 426 238
3.	Loans and advances to credit institutions					2.	Amounts owed to customers
	a) repayable on demand	777 060		799 539			a) repayable on demand	1 803 452		1 945 329
	b) other loans and advances	41 607 689		28 867 337			b) with agreed maturity dates or periods of notice	75 729		148 977
	c) loans (Note B)	124 015 059		125 624 583					1 879 181		2 094 306
			166 399 808		155 291 459
						3.	Debts evidenced by certificates (Note D)
4.	Loans and advances to customers						a) debt securities in issue	465 741 305		453 832 332
	a) other loans and advances	2 866 766		1 638 289			b) others	15 065 601		15 423 054
	b) loans (Note B)	304 785 497		313 227 315					480 806 906		469 255 386
	c) value adjustments	- 511 516		- 625 547
			307 140 747		314 240 057	4.	Other liabilities		964 291		827 349

5.	Debt securities including fixed-income securities					5.	Accruals and deferred income		17 936 967		17 479 664
	a) issued by public bodies	10 481 700		8 459 239
	b) issued by other borrowers	8 754 484		8 383 812		6.	Provisions
			19 236 184		16 843 051		a) pension plans and health insurance scheme	2 287 684		2 197 917
							b) provision for guarantees issued in respect of loans granted by third parties	11 640		11 369
6.	Shares and other variable-yield securities		3 669 901		3 377 012		c) provisions for commitment on investment funds	0		1 392
									2 299 324		2 210 678
7.	Shares in affiliated undertakings (Note C)		900 098		900 938
						7.	Subscribed capital
8.	Intangible assets		13 562		12 208		a) subscribed	243 284 155		243 284 155
							b) uncalled	- 221 585 020		- 221 585 020
9.	Tangible assets		266 198		269 074				21 699 135		21 699 135

10.	Other assets		70 590		112 735	8.	Reserves
							a) reserve fund	24 328 415		24 328 415
11.	Subscribed capital and reserves, called but not paid		103 933		129 917		b) additional reserves	7 214 264		5 286 377
							c) special activities reserve	6 776 060		5 933 881
12.	Prepayments and accrued income		26 996 228		30 665 121		d) general loan reserve	3 305 458		3 318 610
									41 624 197		38 867 283

						9.	Profit for the financial period		1 688 526		2 756 914

	Total ASSETS		580 296 944		570 616 953		Total LIABILITIES		580 296 944		570 616 953

EIB OFF BALANCE SHEET AT JUNE 30, 2016 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

		30.06.2016		31.12.2015
(Unaudited)

Commitments:
- EBRD capital uncalled		712 630		712 630
- EIF capital uncalled		2 099 200		2 105 600
- EUMPF capital uncalled		0		1 336
- Undisbursed loans (Note B)
- credit institutions	27 559 340		29 924 523
- customers	77 731 555		76 060 873
		105 290 895		105 985 396
- Undisbursed venture capital		4 935 464		4 089 232
- Undisbursed investment funds		580 449		581 804
- Borrowings launched but not yet settled		237 277		283 227
- Securities receivable		334 515		80 000
Contingent liabilities and guarantees:
- In respect of loans granted by third parties		5 481 212		5 530 691
Assets held on behalf of third parties:
- Investment Facility – Cotonou	2 560 090		2 557 264
- Guarantee Fund	2 351 764		2 343 091
- NER300	2 111 645		2 124 266
- JESSICA (Holding Funds)	1 543 585		1 634 825
- EIF	1 371 824		1 528 388
- InnovFin (incl. InnovFin SME Guarantee)	1 022 554		932 449
- RSFF (incl. RSI)	917 052		927 273
- EU-Africa Infrastructure Trust Fund	669 445		678 844
- CEF (incl. former PBI and LGTT)	481 064		474 322
- Special Section	413 274		443 741
- GF Greece	303 671		302 826
- ENPI	145 339		153 027
- Funds of Funds (JESSICA II)	98 774		99 080
- AECID	75 375		76 360
- NIF Trust Fund	50 439		54 302
- FEMIP Trust Fund	49 877		53 176
- HIPC	35 453		35 468
- Risk Capital Facility for South Neighbourhood	21 200		0
- EPTA Trust Fund	19 655		21 545
- IPA II	14 447		15 220
- Natural Capital Financial Facility	11 300		11 750
- Private Finance for Energy Efficiency Instrument	11 161		11 848
- RDI Advisory	8 743		2 403
- EFSI-EIAH	2 916		3 185
- FI compass advisory platform	2 034		0
		14 292 681		14 484 653

EIB OFF BALANCE SHEET AT JUNE 30, 2016 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000) (continued)

	30.06.2016	31.12.2015
(Unaudited)
Other items:
- Nominal value of interest-rate swaps incl. commitment	530 256 994	494 366 308
- Nominal value of currency swap contracts receivable	208 684 749	197 135 755
- Nominal value of currency swap contracts payable	196 967 481	181 735 328
- Nominal value of short-term currency swap contracts payable	47 488 807	35 158 296
- Nominal value of short-term currency swap contracts receivable	47 243 619	35 282 641
- Forward rate agreements	1 873 700	19 900 882
- Put option granted to EIF minority shareholders	733 131	710 825
- Currency forwards	631 351	460 381
- Currency swaps launched but not yet settled-payable	163 386	0
- Currency swaps launched but not yet settled-receivable	163 327	0
- Special deposits for service of borrowings	154 186	2 995

EIB PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED JUNE 30, 2016 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

			H1 2016		H1 2015		2015
			(Unaudited)		(Unaudited)

1.	Interest receivable and similar income		11 158 003		11 298 419		22 620 961

2.	Interest payable and similar charges		- 9 398 753		- 9 644 084		- 19 182 147

3.	Income from securities
	a) income from shares and other variable-yield securities	61 649		38 989		109 763
	b) income from shares in affiliated undertakings	15 934		13 447		18 730
			77 583		52 436		128 493

4.	Commissions receivable		79 170		64 526		187 435

5.	Commissions payable		- 47 623		- 8 299		- 67 102

6.	Net result on financial operations		59 821		- 2 446		- 48 724

7.	Other operating income		3 281		3 014		14 357

8.	General administrative expenses
	a) staff costs	- 258 023		- 251 690		- 522 593
	b) other administrative expenses	- 83 913		- 62 420		- 195 338
			- 341 936		- 314 110		- 717 931

9.	Value adjustments in respect of tangible and intangible assets
	a) tangible assets	- 11 831		- 10 291		- 27 984
	b) intangible assets	- 2 179		- 1 891		- 5 641
			- 14 010		- 12 182		- 33 625

10.	Value adjustments in respect of loans and advances and provisions for contingent liabilities		112 990		- 122 088		- 144 803

11.	Profit for the financial period		1 688 526		1 315 186		2 756 914

CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2016 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

		H1 2016	H1 2015	2015
		(Unaudited)	(Unaudited)

A.	Cash flows from operating activities:
	Profit for the financial period	1 688 526	1 315 186	2 756 914
Adjustments for:
	Change in value adjustments on loans and advances	- 110 125	125 350	145 354
	Change in provisions on pension plans and health insurance scheme	89 767	95 697	189 955
	Change in provisions for commitment on investment funds and guarantees issued	- 1 121	- 7 762	- 10 306
	Value adjustments in respect of tangible and intangible assets	14 010	12 182	33 625
	Value (re-)adjustments in respect of shares and other variable-yield securities	- 8 803	- 45 860	- 133 555
	Held to maturity portfolio amortisation	13 817	22 441	43 473
	Sale of EIF shares	- 1 022	0	- 2 494
	Effect of exchange rate changes	210 085	3 062 529	- 370 892
	Profit on operating activities	1 895 134	4 579 763	2 652 074
	Disbursements of loans and advances to credit institutions and customers	- 26 692 609	- 24 006 075	- 60 183 237
	Repayments of loans and advances to credit institutions and customers	25 939 780	27 056 275	55 807 348
	Change in deposits with central banks	28 162	- 162 423	- 92 189
	Change in treasury securities liquidity portfolios	511 974	- 1 234 116	- 13 618 093
	Change in venture capital operations included in shares and other variable-yield securities	- 256 456	- 190 021	- 329 808
	Change in shares and other variable-yield securities excluding venture capital operations	- 27 630	- 48 804	- 123 501
	Change in amounts owed to credit institutions and customers	- 4 242 946	2 489 919	7 936 408
	Change in prepayments and accrued income	- 1 801 895	- 8 532 020	- 3 973 706
	Change in other assets	41 338	- 677	- 53 041
	Change in short term treasury derivative valuations	- 9 787	- 3 509	- 11 853
	Change in accruals and deferred income	2 057 190	11 095 826	8 785 281
	Change in other liabilities	147 535	151 789	53 772
	Net cash used from/(used in) operating activities	- 2 410 210	11 195 927	- 3 150 545

B.	Cash flows from investing activities:
	Purchase and sale of EIF and EUMPF shares	1 862	0	- 6 898
	Securities from Long Term Hedge Portfolio matured during the year	1 159 000	40 000	106 000
	Purchase of loan substitutes included in the debt securities portfolios	- 3 225 448	- 3 430 056	- 5 480 328
	Redemption of loan substitutes included in the debt securities portfolios	1 536 170	2 501 763	3 271 280
	Purchase and disposal of tangible and intangible assets	- 12 488	- 8 228	- 43 594
	Net Cash used from/(used in) investing activities	- 540 904	- 896 521	- 2 153 540

C.	Cash flows from financing activities:
	Issuance of debts evidenced by certificates	99 058 881	82 689 197	150 467 250
	Redemption of debts evidenced by certificates	- 78 897 795	- 74 121 081	- 153 006 233
	Member States’ contribution	25 984	420 197	446 180
	Net cash used from/(used in) financing activities	20 187 070	8 988 313	- 2 092 803

Summary statement of cash flows:
	Cash and cash equivalents at the beginning of the financial year	50 036 574	55 536 759	55 536 759
Net cash from:
	Operating activities	- 2 410 210	11 195 927	- 3 150 545
	Investing activities	- 540 904	- 896 521	- 2 153 540
	Financing activities	20 187 070	8 988 313	- 2 092 803
	Effects of exchange rate changes on cash held	491 107	- 1 832 943	1 896 703
	Cash and cash equivalents at the end of the financial period	67 763 637	72 991 535	50 036 574
Cash and cash equivalents are composed of:
	Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	33	118	113
	Money market securities maturing within three months of issue	33 709 997	39 175 972	24 364 058
Loans and advances to credit institutions and to customers:
	Repayable on demand	777 060	879 100	799 539
	Other loans and advances	33 276 547	32 936 345	24 872 864
		67 763 637	72 991 535	50 036 574

NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A	Basis of presentation

The unaudited condensed financial statements of the European Investment Bank (the “Bank”) as at June 30, 2016 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2016 is not necessarily indicative of the results that may be expected for the year ending December 31, 2016.

The audited financial statements as at and for the year ended December 31, 2015 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of 8 December 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of 27 September 2001, by Directive 2003/51/EC of 18 June 2003 and by Directive 2006/46/EC of 14 June 2006 on the annual and consolidated accounts of certain types of companies, banks and other financial institutions.

For further information, refer to the unconsolidated financial statements and footnotes thereto included in the Bank’s annual report for the year ended December 31, 2015.

NOTE B	Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before specific provisions) as at 30 June 2016	To intermediary credit institutions	Directly to final beneficiaries	Total

- Disbursed portion	124 015 059	304 785 497	428 800 556

- Undisbursed portion	27 559 340	77 731 555	105 290 895

Aggregate loans granted	151 574 399	382 517 052	534 091 451

Analysis of aggregate loans granted (before specific provisions) as at 31 December 2015	To intermediary credit institutions	Directly to final beneficiaries	Total

- Disbursed portion	125 624 583	313 227 315	438 851 898

- Undisbursed portion	29 924 523	76 060 873	105 985 396

Aggregate loans granted	155 549 106	389 288 188	544 837 294

The EIB is monitoring the developments of the political situation in the United Kingdom, namely as regards to consequences of the referendum held on June 23, 2016. In this context, it has been assessed that this event has not materially affected the financial position and performance of the Bank as at June 30, 2016.  The Bank will continue to monitor the evolution of the situation and the possible impact on its financial statements as necessary.

The disbursed exposure on borrowers located in the United Kingdom through the EIB’s lending activities amounted to EUR 35.1 bn at June 30, 2016 (end-2015: EUR 36.4 bn). The Bank had no direct exposure to the United Kingdom acting as borrower at the end of June 2016 and December 2015 whereas loans guaranteed by the United Kingdom amounted to EUR 1.1 bn at the end of June 2016 (December 31, 2015: 1.2 bn).

At the end of June 2016 and December 2015, the stake of the United Kingdom in the subscribed capital of the Bank amounted to EUR 39.2 bn, out of which EUR 3.5 bn have been called and paid.

NOTE C	Shares in affiliated undertakings

C.1 The European Investment Fund

The capital paid in by the Bank in respect of its subscription (EUR’000 2,624,000) to the capital of the European Investment Fund (“EIF”), with its registered office in Luxembourg, amounts to EUR’000 800,098 as at June 30, 2016 (2015: EUR’000 802,274).

As at June 30, 2016, the Bank holds 61.22% of the EIF’s subscribed capital (61.41% as at December 31, 2015).

Commitment to purchase the remaining EIF shares at a fixed price

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 426,952.68 per share as at June 30, 2016. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the disclosed unrealised gains in venture capital operations, the profit brought forward and the profit of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

C.2 The EU Microfinance Platform FCP FIS

The EU Microfinance Platform FCP-FIS (‘EUMPF’) is structured as a Luxembourg “fonds commun de placement – fonds d’investissement spécialisé” governed by the Law of 13 February 2007 relating to specialised investment funds (the “2007 Law”) and launched on 22 November 2010. It is established as an umbrella fund, which may have several sub-funds. It has been launched with an unlimited duration provided that the fund will however be automatically put into liquidation upon the termination of a sub-fund if no further sub-fund is active at that time.

Currently, the only sub-fund of the EUMPF is the European Progress Microfinance Fund.

The capital paid in by the Bank in respect of its subscription of EUR‘000 100,000 (2015: EUR‘000 100,000) to the total committed units of the EUMPF, with its registered office in Luxembourg, amounts to EUR’000 100,000 as at June 30, 2016 (2015: EUR’000 98,664).

NOTE D	Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING	AVERAGE RATE	DUE DATES	OUTSTANDING	AVERAGE RATE
	AT 30.06.2016	30.06.2016		AT 31.12.2015	31.12.2015

EUR	226 203 227	2.31	2016/2057	215 671 351	2.50
USD	147 211 115	1.71	2016/2058	142 227 743	1.77
GBP	55 692 547	3.03	2016/2054	61 582 809	2.99
AUD	11 933 403	4.87	2017/2042	11 940 499	4.83
CHF	8 592 500	2.09	2016/2036	8 624 153	2.09
JPY	7 369 344	1.14	2016/2053	6 721 225	1.18
SEK	5 423 060	3.11	2016/2039	5 089 398	3.29
NOK	5 232 222	2.75	2016/2033	4 749 990	3.06
TRY	4 148 355	7.70	2016/2024	4 332 385	7.62
CAD	3 382 067	2.11	2018/2045	3 214 857	2.11
ZAR	3 012 876	7.56	2017/2026	2 742 881	7.40
PLN	619 790	2.86	2017/2022	234 413	3.89
NZD	560 323	4.28	2017/2021	824 829	3.85
RUB	415 968	7.26	2016/2025	368 770	7.38
CZK	396 053	2.17	2017/2034	397 346	2.17
HUF	304 444	1.42	2016/2021	210 542	1.84
MXN	136 905	4.29	2020/2021	52 869	4.00
DKK	124 226	3.46	2024/2026	123 838	3.46
HKD	29 027	5.27	2017/2019	29 633	5.27
RON	19 454	0.00	2019/2019	52 608	7.99
CNY	-	-	2016/2016	63 247	4.10
TOTAL	480 806 906			469 255 386
The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value:  EUR 500m at 30 June 2016 and EUR 500m in 2015). All such borrowings are hedged in full through structured swap operations.